Exhibit 10.7

THE USE OF THE FOLLOWING NOTATION IN THE EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS SUCH INFORMATION AS PRIVATE OR CONFIDENTIAL: [***]

www.wns.com

Amendment no. 3 to the Employment Agreement dated November 29, 2010, as amended on October 14, 2015 and November 01, 2022 (“the Agreement”) between WNS Global Services Private Limited (together with its affiliates and their respective successors and assigns, “the Company”) and R. Swaminathan (the “Employee”).

Whereas the terms defined in this Agreement shall have the same meaning and reference made in the Agreement;

And Whereas the Company and the Employee now agree to certain changes to the terms of the Agreement as detailed hereunder.

For the purposes of the Section 13.1 of the Agreement titled “Non-Competition”, the Company and the Employee agree that the definition of “Business” as defined in section 1.1 (i) of the Agreement shall mean competitors of the Company that shall be the following named entities [***].

All other terms and conditions of the Agreement remain unchanged and shall apply with full effect.

This Amendment is effective January 16, 2024.

Accepted by the Employee

/s/ Keshav R. Murugesh	/s/ R. Swaminathan
Keshav R. Murugesh	Name : R. Swaminathan
Group CEO, WNS

Date: 17 January 2024 | 1:39:12 AM PST	Date : 17 January 2024 | 6:01:15 AM PST

AUSTRALIA

CHINA

COSTA RICA

INDIA

THE PHILIPPINES

ROMANIA

SRI LANKA

SOUTH AFRICA

UAE

UK

USA

This communication and the contents of the letter are confidential and you are requested to treat this as such.

WNS Global Services Pvt. Ltd, Plan No: 10, Godrej & Boyce Complex, Pirojshanagar, LBS Marg, Vikhroli (West),

Mumbai – 400089 India | Tel: +91 22 4095 2100 | Fax +91 22 2518 8307 | CIN: U72200MH1996PTC100196